Exhibit 23.0


                               GUIDA & JIMENEZ, PA
                          CERTIFIED PUBLIC ACCOUNTANTS
                             1308 West Sligh Avenue
                              Tampa, Florida 33604








               Consent Of Independent Certified Public Accountant





We hereby consent to the use in this Registration Statement on Form 10 of our report included herein dated January 29, 1999, relating to the financial statements of Sentry Accounting, Inc.



                                       /s/  Guida & Jimenez
                                       -----------------------------------------
                                       Guida & Jimenez, P.A.

Tampa, Florida
February 3, 1999